EXHIBIT 31.1


                            CERTIFICATION PURSUANT TO
                  SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002


         I, David Mladen, President, Chief Executive Officer and Director of Gift Liquidators, Inc. (the "Registrant"), certify that:

         1. I have reviewed this Annual Report on Form 10-KSB of the Registrant;

         2. Based on my knowledge, this Annual Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Annual Report;

         3. Based on my knowledge, the financial statements, and other financial information included in this Annual Report, fairly present in all material respects the financial condition, results of operations and cash flows of the Registrant as of, and for, the periods presented in this Annual Report;

         4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Registrant and I have:

            (a) designed such disclosure controls and procedures to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this Annual Report is being prepared;

            (b) evaluated the effectiveness of the Registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this Annual Report (the "Evaluation Date"); and

            (c) presented in this Annual Report my conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

         5. I have disclosed, based on my most recent evaluation, to the Registrant's auditors:

            (a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which could adversely affect the Registrant's ability to record, process, summarize and report financial data and have identified for the Registrant's auditors any material weaknesses in internal control; and

            (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant's internal control over financial reporting; and

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         6. I have indicated in this Annual Report whether or not there were significant changes in internal control over financial reporting or in other factors that could materially affect internal control over financial reporting subsequent to the date of my most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


Dated:  June 8, 2006               Signature: /s/ David Mladen
                                              ----------------------------------
                                              David Mladen
                                              President, Chief Executive Officer
                                              and Director (Principal Executive,
                                              Financial and Accounting Officer)